SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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☐	Definitive proxy statement
☐	Definitive additional materials
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RS Investment Trust

(Name of Registrant as Specified in its Charter)

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RS INVESTMENT TRUST
388 Market Street
Suite 1700
San Francisco, CA  94111

2006

Dear Shareholder:

          A meeting of shareholders of the RS Funds will be held on July ___ , 2006, at [8:00 a.m.], Pacific Time, at the [Hyatt Regency, 5 Embarcadero Center, San Francisco, California.]

          As you may have read in recent days, Guardian Investor Services LLC has agreed to acquire a majority interest in RS Investment Management Co. LLC, the parent company of RS Investments.  Upon consummation of that transaction, the advisory agreement then in effect for each Fund will terminate automatically.  Shareholders of each Fund will be asked at the meeting to approve a new advisory agreement with RS Investment Management Co. LLC that will become effective when the transaction is consummated.   There will be no change in the fees paid by your Fund or in the portfolio management teams for any of the Funds as a result of the transaction.

          In addition, the Trust’s Board of Trustees is seeking your vote for the election of three new Trustees, as described in the attached Notice and Proxy Statement

          Although the Trustees would like very much to have each shareholder attend the Meeting, we realize that this is not possible.  Whether or not you plan to be present at the Meeting, your vote is needed.  Please complete, sign, and return the enclosed proxy card(s) promptly.  A postage-paid envelope is enclosed for this purpose.  If you hold shares in more than one Fund, you should return a proxy card for each of the Funds.  You can also record your voting instructions by telephone or via the Internet. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor reminding you to vote your shares.

          We look forward to receiving your vote.

Sincerely,

Leonard B. Auerbach
Chairman of the Board of Trustees

RS INVESTMENT TRUST

RS Diversified Growth Fund	RS Emerging Growth Fund	RS Growth Fund
The Information Age Fund®	RS Internet Age Fund®	RS MidCap Opportunities Fund
RS Smaller Company Growth Fund	RS Value Fund	RS Global Natural Resources Fund
RS Partners Fund		RS Investors Fund

388 Market Street, Suite 1700
 San Francisco, California 94111

NOTICE OF A MEETING OF SHAREHOLDERS

To Shareholders of RS Investment Trust (the “Trust”):

          A meeting of the shareholders of  RS Investment Trust will be held at the [Hyatt Regency, 5 Embarcadero Center, San Francisco, California,] on July ___, 2006, at [8:00 a.m.], Pacific Time, for the following purposes:

Proposal 1.	For each series of the Trust (each a “Fund”) listed above, to approve a new advisory agreement between RS Investment Management Co. LLC and the Trust, on behalf of each such Fund;

Proposal 2.	To elect Mr. Judson Bergman, Ms. Anne M. Goggin, Esq., and Mr. Dennis J. Manning to serve as Trustees of the Trust; and

Proposal 3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

With respect to Proposal 1, the shareholders of each Fund listed above will vote separately.  With respect to Proposal 2, all of the Trust’s shareholders will vote together as a single class.

THE TRUSTEES UNANIMOUSLY RECOMMEND
THAT YOU VOTE IN FAVOR OF PROPOSALS 1 and 2.

Only the shareholders of record for each Fund as of the close of business on May [23], 2006, are entitled to notice of and to vote at the Meeting.

By order of the Trustees,

BENJAMIN L. DOUGLAS
Secretary
May __, 2006

Your vote is important.  We would appreciate your promptly voting, signing, and returning the enclosed proxy or recording your voting instructions by telephone or via the Internet. The enclosed addressed envelope requires no postage and is provided for your convenience.  Shareholders are urged to sign and return the enclosed proxy card in the enclosed envelope so as to be represented at the Meeting.

RS INVESTMENT TRUST

388 Market Street
Suite 1700
San Francisco, CA  94111

RS Diversified Growth Fund
RS Emerging Growth Fund
RS Growth Fund
The Information Age Fund®
RS Internet Age Fund®
RS MidCap Opportunities Fund
RS Smaller Company Growth Fund
RS Global Natural Resources Fund
RS Investors Fund
RS Partners Fund
RS Value Fund

Proxy Statement
Meeting of Shareholders to be held on
July __, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of RS Investment Trust, a Massachusetts business trust, (the “Trust”), and each series of the Trust listed above (each a “Fund” and collectively the “Funds”) to be used at the Meeting of Shareholders of the Trust (the “Meeting”) to be held at the [Hyatt Regency, 5 Embarcadero Center, San Francisco, California], at [8:00 a.m.] (Pacific Time) on July __, 2006, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Meeting of Shareholders (the “Notice”).

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

The mailing address of the Trust is 388 Market Street, Suite 1700, San Francisco, California 94111.  The Notice and this Proxy Statement with its enclosures are first being made available to shareholders on or about __, 2006.  Solicitation of proxies by personal interview, mail, and telephone, may be made by officers and Trustees of the Trust (who will receive no compensation therefor in addition to their regular salaries).  In addition, the firm of Computershare Fund Services, Inc. has been retained to assist in the solicitation of proxies at a cost that is not expected to exceed [$______], although actual costs may be substantially higher.  The expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, and the solicitation of proxies will be borne by RS Investments.

The following table summarizes the voting on the proposals:

Proposal	Shareholders Entitled to Vote

Proposal 1: Approval of a new investment advisory agreement between RS Investment Management Co. LLC and the Trust on behalf of each Fund	Shareholders of each Fund, voting separately by Fund

Proposal 2: Election of Judson Bergman, Anne M. Goggin, Esq., and Dennis J. Manning to serve as Trustees of the Trust	Shareholders of the Trust voting together as a single class

Shareholders of record at the close of business on May [23], 2006 (the “Record Date”), will be entitled to vote at the Meeting.  Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate vote.

As of the Record Date, there were [          ] total outstanding shares of the Trust and the outstanding shares of each of the Funds were as follows:

Fund	Shares Outstanding

RS Diversified Growth Fund
RS Emerging Growth Fund
RS Growth Fund
The Information Age Fund®
RS Internet Age Fund®
RS MidCap Opportunities Fund
RS Smaller Company Growth Fund
RS Global Natural Resources Fund
RS Investors Fund
RS Partners Fund
RS Value Fund

The Trust will furnish to you upon request, without charge, a copy of the Funds’ annual report for the fiscal year ended December 31, 2005, and a copy of the Funds’ semi-annual report for the six-month period ended June 30, 2005.  Please direct any such requests by telephone to the Trust at 1-800-766-FUND or by writing to the Trust at 388 Market Street, Suite 1700, San Francisco, California 94111.

PROPOSAL 1
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Background.   As you may have read in recent days, Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), has agreed to acquire a majority interest in RS Investment Management Co. LLC (“RSIM Co.”), the ultimate parent company of RS Investment Management, L.P., the Funds’ investment adviser (“RSIM, L.P.”)  As part of this process, it is expected that much of the two firms’ investment management business will be managed by or under the supervision of RS Investments.

RS Investments and GIS believe that the transaction between the two investment management firms will bring together in a single entity the complementary advantages enjoyed by the respective firms.  RS Investments has a strong investment management and research capability, currently focused on equity securities.  It also has a strong management culture and commitment to developing and promoting strong investment management talent.  GIS has long-term experience in investment management and capital markets, with strong capabilities in a number of asset classes, including fixed-income investing.  The two firms believe that their combination has the potential to benefit the RS Funds and their shareholders because the combined firms will provide an even stronger and more diverse investment management firm to support the Funds’ portfolio management teams.

In connection with this transaction, it is expected that RS Investments will consolidate all of its investment management business in RSIM Co., so that, after the transaction, RSIM Co., and not RSIM L.P., will be the investment adviser to the RS Funds.

The consummation of the transaction, expected to occur in August 2006, will result in an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the existing investment advisory agreement between the Funds and RSIM, L.P. (the “Existing Advisory Agreement”), resulting in its automatic termination.  The Board of Trustees is recommending that shareholders of each Fund approve a new investment advisory agreement (the “New Advisory Agreement”) between the Funds and RSIM Co.  It is expected that, after the transaction, the portfolio management team managing each of the RS Funds will be the same as prior to the transaction.

Information regarding GIS. GIS is an indirect wholly owned subsidiary of Guardian Life. It serves as the investment adviser to most the Funds comprising of the Guardian Life sponsored mutual funds, including most of The Park Avenue Portfolio, a series of open-end mutual funds offered to retail investors. GIS is the principal underwriter to all of the Guardian Life sponsored mutual funds. GIS is also the underwriter and distributor of the variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a wholly owned subsidiary of Guardian Life. At April 30, 2006, GIS had approximately $____ in assets under management.

Founded in 1860, Guardian Life is the fourth largest mutual life insurance company in the United States. As of December 31, 2005, Guardian Life had $24.8 billion in assets. With more than 5,000 employees and 2,900 financial representatives, as well as over 80 agencies nationwide, Guardian Life and its subsidiaries protect individuals, businesses and their employees with life, disability, health and dental insurance products, and offer 401(k), financial products and trust services.

The Purchase and Sale Agreement.  Pursuant to the terms of the Purchase Agreement and related documentation entered into between GIS and RSIM Co. (the “Purchase Agreement”), GIS has agreed to purchase approximately 65% of the ownership interest in RSIM Co., the owner of RSIM, L.P., the Funds’ current investment adviser.    Current management and employees of RSIM Co. and RSIM, L.P. will own the remainder of the interest in RSIM Co. In exchange for the interest in RSIM Co. purchased by it, GIS will pay cash and will contribute to RSIM Co. for value GIS’s equity investment advisory business. In connection with that transaction, the corporate structure of RSIM Co. and RSIM, L.P. will be changed.   RSIM Co. will become registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and is expected thereafter to serve as the investment adviser to the Funds.  All of the investment management personnel of RSIM, L.P. will become employees of RSIM Co.  The Board of Directors of RSIM Co. will consist of eight members, including a chairman who will be the Chief Executive Officer of Guardian Life, three other members designated by GIS, two members of the current management of RSIM Co., and two members selected jointly by GIS and the current management of RSIM Co.  The Purchase Agreement does not contemplate any changes in the management or operations of the investment advisory functions performed by RS Investments with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds.   The transactions contemplated by the Purchase Agreement are not expected to cause any reduction in the quality of services now provided to any of the Funds, or to have any adverse effect of RSIM Co.’s ability to fulfill its obligations to the Funds under the New Advisory Agreement.

The Purchase Agreement contemplates that GIS and RSIM Co. will recommend to the Board of Trustees of the Funds that GIS be appointed to serve as distributor for each of the Funds, replacing PFPC Distributors, Inc., the Funds’ current distributor.

The Purchase Agreement also contemplates that, subject to the approval of the applicable boards of trustees or directors and shareholders, each of the mutual funds currently advised by GIS will be reorganized as a newly formed fund advised by RSIM Co. (with one GIS-advised fund to be reorganized into the existing RS Partners Fund). GIS or other investment management firms will serve as sub-advisers to a number of those mutual funds. (This proposal would not require approval by RS Fund shareholders.) It is expected that, after the transaction between GIS and RSIM Co., a number of different share classes of each of the Funds will be offered (Current shareholders would generally be permitted to continue to buy shares on substantially the same basis as at present.)

The Existing Advisory Agreement. (The Existing Advisory Agreement is between the Funds and RSIM, L.P.; the New Advisory Agreement will be between the Funds and RSIM Co.  In this section, for ease of reference, each of those firms is referred to as “RS Investments.”)  The Existing Advisory Agreement was most recently approved by the Board of Trustees at a meeting held on February 28 and March 1, 2006.  The Existing Advisory Agreement was most recently approved by shareholders of the Trust at a meeting held on February 26, 1999 in connection with the purchase of RSIM L.P. by its current owners.  The terms of the Existing Advisory Agreement, along with a comparison to the terms of the New Advisory Agreement, are described below in the subsection entitled, “Comparison of the Existing Advisory Agreement and the New Advisory Agreement.”

The Funds pay RS Investments monthly fees as compensation for the services provided under the Existing Advisory Agreement, based on the average daily net assets of the Funds as of the close of each business day of the month in question.  The fees paid by each Fund to RS Investments under the Existing Advisory Agreement during the fiscal year ended December 31, 2005, are set forth in the table below:

Fund	Annual Rate at which Fees Were Paid		Amount of Fees Paid During Most Recent Fiscal Year

RS Diversified Growth Fund	0.99	%*	$6,459,404	*
RS Emerging Growth Fund	0.95%		$10,222,197
RS Growth Fund	0.80	%†	$1,645,384	†
The Information Age Fund®	1.00%		$955,925
RS Internet Age Fund®	1.00%		$809,091
RS MidCap Opportunities Fund	0.80	%*†	$1,620,408	*†
RS Smaller Company Growth Fund	0.99	%*	$2,124,786	*
RS Global Natural Resources Fund	0.93	%†	$11,197,669	†
RS Investors Fund**	N/A		$42,245
RS Partners Fund	0.96	%†	$19,167,413	†
RS Value Fund	0.85	%†	$9,605,728	†

*    Reflects the effect of a fee waiver in effect through December 31, 2009, pursuant to which RS Investments will not receive annual advisory fees from RS Diversified Growth Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund in excess of 0.99%, 0.80%, and 0.99%, respectively.

†    Reflects the effect, if any, of an expense limitation in effect during the fiscal year  pursuant to which RS Investments agreed to reduce its compensation under the Existing Advisory Agreement with respect to each of the RS Growth Fund, RS MidCap Opportunities Fund, RS Global Natural Resources Fund, RS Partners Fund, and RS Value Fund, to the extent that each Fund’s total annual fund operating expenses (excluding interest, taxes, and deferred organizational and extraordinary expenses) exceeded an annual rate of 1.49% of the average daily net assets of each Fund taken separately.

**    RS Investors Fund commenced operations on November 15, 2005.  The Fund pays fees to RS Investments under the Existing Advisory Agreement at an annual rate of 1.00% of the Fund’s average daily net assets.  The amount of fees paid by RS Investors Fund reflects fees paid from November 15, 2005 through December 31, 2005.

RS Diversified Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, and RS Investors Fund have entered into an Administrative Services Agreement (the “Administrative Services Agreement”) with RS Investments, pursuant to which RS Investments continuously provides business management services to the Funds and generally manages all of the business and affairs of the Funds, subject to the general oversight of the Trustees.  However, no fees are payable to RS Investments by these Funds under the Administrative Services Agreement.  RS Investments provides similar services to the other Funds pursuant to the Existing Advisory Agreement.

Additional Payments Made to RS Investments. The Funds reimburse PFPC, Inc., the Funds’ distributor, for payments PFPC makes to financial intermediaries that provide certain administrative and account maintenance services (“Services”).  PFPC pays a portion of these amounts (and, prior to July 1, 2005, the Funds paid a portion of these amounts) to RS Investments for payments it makes to financial intermediaries that provide Services (“Services Reimbursements”).  It is anticipated that RS Investments will continue to receive Services Reimbursements following the transaction with GIS.  The following table shows Services Reimbursements paid to RS Investments by PFPC (and, prior to July 1, 2005, by the Funds) during the Trust’s most recent fiscal year:

Fund	Services Reimbursements Paid During Most Recent Fiscal Year

RS Diversified Growth Fund	$1,064,583
RS Emerging Growth Fund	$1,293,822
RS Growth Fund	$283,758
The Information Age Fund®	$77,104
RS Internet Age Fund®	$88,305
RS MidCap Opportunities Fund	$191,298
RS Smaller Company Growth Fund	$225,482
RS Global Natural Resources Fund	$464,027
RS Investors Fund*	$1,461
RS Partners Fund	$463,770
RS Value Fund	$325,784

* RS Investors Fund commenced operations on November 15, 2005.

It is anticipated that GIS will serve as principal underwriter of the shares of all of the Funds, and that GIS will make payments to RSIM Co. in the future for promotional assistance provided by RSIM Co., similar to the arrangements described above in respect of shares sold through existing distribution channels.

Comparison of the Existing Advisory Agreement and the New Advisory Agreement.  The Board of Trustees has approved, and is recommending to shareholders of each Fund that they approve, the New Advisory Agreement.  A copy of the New Advisory Agreement is attached to this Proxy Statement as Schedule A. The New Advisory Agreement is substantially identical to the Existing Advisory Agreement, except as described below. The following description of the New Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Advisory Services. Both the Existing Advisory Agreement and New Advisory Agreement provide that RS Investments will provide certain investment advisory services to the Fund, including (i) furnishing the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnishing the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects in respect of the investment management of each Fund which the Trust’s Board of Trustees may request, and (iii) in general managing the investments of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees.

Administrative Services.  Under the Existing Advisory Agreement, RS Investments provides administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund (except in the case of RS Diversified Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, and RS Investors Fund where such administrative services are furnished by RS Investments pursuant to a separate Administrative Services Agreement with those Funds).  The New Advisory Agreement provides that RS Investments will provide administrative services to all Funds.

Fees. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Fund will pay RS Investments a monthly fee with respect to each Fund based on such Fund’s average daily net assets. Under both the Existing Advisory Agreement and New Advisory Agreement, RS Investments is compensated for its services at the following annual rates with respect to each Fund:

Fund	Annual Advisory Fee Rate

RS Diversified Growth Fund	1.00%
RS Emerging Growth Fund	0.95%
RS Growth Fund	0.80%
The Information Age Fund®	1.00%
RS Internet Age Fund®	1.00%
RS MidCap Opportunities Fund	0.85%
RS Smaller Company Growth Fund	1.00%
RS Global Natural Resources Fund	1.00%
RS Investors Fund	1.00%
RS Partners Fund	1.00%
RS Value Fund	0.85%

Sub-advisers. Both the New Advisory Agreement and Existing Advisory Agreement provide that RS Investments may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers.  The New Advisory Agreement clarifies that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the New Advisory Agreement (as discussed below), RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.  It is not expected that RS Investments will retain a sub-adviser for any of the existing Funds.  It is expected that that the proposed provisions of the New Advisory Agreement will be effective exclusively with respect to any new mutual funds organized in the future as series of the Trust.

Payment of Expenses. Both the New Advisory Agreement and Existing Advisory Agreement provide that RS Investments will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Funds, including compensation, if any, for the executive officers of the Trust or any Trustees of the Trust that are “interested persons” of the Trust as defined in the 1940 Act.  The Trust will be required to pay the costs and expenses associated with, among other things, (i) custody and accounting services, (ii) shareholder servicing, (iii) maintenance of books and records, (iv) shareholder meetings, (v) preparation of prospectuses, (vi) pricing, (vii) communication equipment, (viii) legal and accounting fees, (ix) fees and expenses of independent trustees, (x) federal registration fees, (xi) state registration fees, (xii) issue and redemption of Trust shares, (xiii) bonding and insurance, (xiv) brokerage commissions, (xv) taxes, (xvi) trade association fees, (xvii) interest, (xviii) stationery and postage, and (xix) nonrecurring and extraordinary expenses.

Standard of Care.  Both the New Advisory Agreement and Existing Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of RS Investments, RS Investments shall not be subject to liability to the Trust or any Fund or to any shareholder of any Fund for any act or omission in the course of rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security by a Fund.

Duration and Termination. Both the New Advisory Agreement and Existing Advisory Agreement provide that an Agreement shall continue in effect for two years from its effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees or Fund shareholders. Both the Existing Advisory Agreement and New Advisory Agreements may be terminated with respect to a Fund by the Board of Trustees or a vote of a majority of the shareholders of the Fund, without payment or penalty, upon 60 days’ notice to RS Investments, or by RS Investments upon 60 days’ notice to the Trust.

Other Provisions. Both the New Advisory Agreement and Existing Advisory Agreement provide that neither RS Investments nor any of its officers or employees shall take any short position in the shares of any Fund. Both the New Advisory Agreement and the Existing Advisory Agreement also provide certain restrictions on the Trust’s use of the words “RS” and “RSIM.”

Trustee Actions, Considerations, and Recommendations. The Board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments (who are referred to as “Independent Trustees” throughout this Proxy Statement), met in person on April 30, May 1 and May 24, 2006, to consider approval of the New Advisory Agreement in respect of each Fund.  In determining to approve the New Advisory Agreement between the Funds and RS Investments, the Trustees considered that they had approved the continuation of the Existing Advisory Agreement, the terms of which are substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006; a summary of the factors considered by the Trustees at that time is provided below under “Factors considered by the Trustees in connection with recent approval of Existing Advisory Agreement.”  In all of their deliberations, the Independent Trustees were advised by independent counsel for the Independent Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares.  Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it is not anticipated that there will be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there will be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it is not expected that new Board of Directors will have any substantial role in the day-to-day portfolio management of the Funds.  The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments will, as a result, likely have a larger and more diverse investment management staff to support the Funds’ portfolio management teams.  The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently are available from its current owners.  In addition, they recognized that it is possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel.  The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the current ownership.  The Trustees believe that the transaction offers the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in respect of the transaction, including RSIM Co.’s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.’s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing  the Funds’ current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect of each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.

Factors considered by the Trustees in connection with recent approval of Existing Advisory Agreement. At their meeting on February 28 and March 1, 2006, the Trustees considered a number of factors in determining to approve the continuation of the Existing Advisory Agreement.  In all of their deliberations regarding the Existing Advisory Agreement, the Independent Trustees were advised by their independent counsel, with whom they had separate discussions on a number of occasions.  In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the Independent Trustees, prepared a written report on the key factors for the Trustees.  That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonab le basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Existing Advisory Agreement were reasonable with respect to each Fund.

The Trustees considered the fees charged by RS Investments to the Funds under the Existing Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. For example, RS Investments believes its investment professionals are among the most talented managers in their respective asset classes. A relatively high level of compensation is required to attract and to retain those investment professionals, especially in light of other employment opportunities (for example, within the hedge fund industry) available to those professionals. RS Investments makes the services of those investment professionals available to the Funds for fees that are generally lower than what investors would pay for comparable services provided through a hedge fund vehicle.  RS Investments noted that it does not attempt to be a low-cost provider of investment services to the Funds; rather it makes available to the Funds what it believes to be a very highly qualified and successful group of investment managers in the small- and mid-cap equity strategies in exchange for fees that provide attractive compensation to the firm’s investment management personnel, through salary and bonus and, in many cases, through increases in the value of indirect ownership interests in RS Investments.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes (as selected by Lipper).  The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.  The data showed RS Investments’ fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups, after giving effect to expense limitations currently in effect and expected to be in effect for the coming year.  Most of the Funds with advisory fees above the median were not within the top quintile after giving effect to the most recently agreed and scheduled advisory fee reductions, with only one Fund (RS Global Natural Resources Fund) within the top quintile, but still below the top decile.  RS Investments stated that the current expense limitations would be renewed through April 30, 2007.  The Trustees considered that the total expense ratios of all but two of the Funds were higher than their peer medians.  Representatives of RS Investments reviewed with the Trustees the reasons for the Funds’ relatively high expense ratios.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts.  In many cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets.  In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts.  They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts.  They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds.  RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2005, and an estimate for the year ending December 31, 2006.  The Trustees noted that the profitability range for the Growth Funds as a whole was lower than the profitability of the separate account advisory business, but the separate account business for the Value Fund strategies had gross margins from five to ten percent points lower than the corresponding Funds.  RS Investments’ sub-advisory business has a lower profit margin due to the reduced fees it receives in respect of that business.  The Chief Compliance Officer’s report concluded that a higher profit margin relating to RS Investments’ services to the Funds is justified by the higher risk and responsibilities associated with that business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. RS Investments noted that the increased profit realized by the firm as the Funds grow enables it to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them.  RS Investments noted that investment professionals at RS Investments would likely expect increases in their compensation over time as the Funds grow, and that implementation of break-points under current conditions would have the effect of reducing those increases and potentially making management of the Funds a less attractive opportunity to those professionals than managing other types of investment vehicles.

RS Investments also noted that certain investment styles, such as small-cap and some mid-cap strategies, do not necessarily readily benefit from economies of scale at certain asset levels because of the limited ability to increase the size of a Fund’s investments in certain portfolio holdings. Instead, larger Funds in those styles must often generate and monitor a greater number of potential and actual investments, requiring RS Investments to increase investment resources dedicated to those Funds.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.  The Trustees noted that the Chief Compliance Officer’s report had found that none of the Funds were shown in that data to have substantially lagged all peer mutual funds and indexes for all relevant periods, and many of the Funds enjoyed favorable absolute and comparative performance for various periods.  The Chief Compliance Officer’s report noted that performance of the Funds overall for 2005 was generally favorable, especially for the Value Funds, and that the performance information presented to the Trustees showed that most of the Funds were in the top quartile among their peers for the three- and five-year periods believed to be most relevant.

In the case of RS Diversified Growth Fund, the Trustees noted that the Fund had achieved unfavorable investment performance in recent periods and for an extended period of time compared to peer group mutual funds and relevant benchmarks.  They discussed with RS Investments a number of steps being implemented by RS Investments in order to enhance performance of that Fund, and RS Investments agreed to provide to the Trustees a prompt analysis and plan for improving that Fund’s performance.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund over the life of the Fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following:

•	the firm’s hiring of two new analysts in 2005 and one in 2006;
•	the fact that the firm’s legal and compliance department (including the Chief Compliance Officer and the General Counsel) now numbers 10 individuals;
•	that one compliance professional is dedicated to the review of the firm’s trading activities;
•	that the Chief Compliance Officer concluded that RS Investments’ trading system is “state-of-the-art”; and
•	that the Chief Compliance Officer had completed his first annual compliance review with favorable results.

In addition to reviewing their considerations in connection with their recent approval of the continuation of the Existing Advisory Agreement, the Trustees considered the terms of the New Advisory Agreement that differed from the Existing Advisory Agreement, the terms of the transaction, and the anticipated effect of the transaction on the Funds.  After considering all of the information described above, the Trustees unanimously voted to approve the New Advisory Agreement, including the advisory fees proposed in the New Advisory Period, for a two year period commencing, with respect to each Fund, upon the approval of the New Advisory Agreement by such Fund’s shareholders.

Additional Information Regarding Directors and Officers of RS Investments. RSIM Co., a Delaware limited liability company, is the owner of 99.9% of the outstanding beneficial interest in RS Investments.  (RS Bayview, Inc. owns 0.1% of the outstanding beneficial interest in RS Investments).  G. Randall Hecht, Chairman of RSIM Co., is a control person of RSIM Co. and RS Investments by virtue of his ownership interest in RSIM Co. and his positions with RSIM Co.  The Management Committee of RSIM Co. consists of Mr. Hecht, Messrs. James Callinan and Andrew Pilara, portfolio managers of certain of the Funds, and Messrs. James Foster, Terry Otton, David Elliott, and Benjamin Douglas, employees of RSIM Co. or its affiliates, each of whom own interests in RSIM Co.  No person other than Mr. Hecht owns more than 25% of the underlying interests in RSIM Co.  Mr. Otton, Chief Executive Officer and Chief Financial Officer of RSIM Co., serves as the Trust’s President, Principal Executive Officer, Treasurer, and Principal Financial and Accounting Officer, and Mr. Douglas, General Counsel of RSIM Co., serves as the Trust’s Chief Legal Officer, Secretary and Vice President.

It is expected that, after GIS’s purchase of the interest in RSIM Co., GIS will own approximately 65% of the ownership interest in RSIM Co., and current management and employees of RSIM Co. and RSIM, L.P. will own the remainder of the interest in RSIM Co. No person other than GIS will own more than 25% of the ownership interest in RSIM Co.  Messrs. Otton and Douglas are expected to continue to serve in the same capacities as the currently do.  The Board of Directors of RSIM Co. will consist of eight members, including a chairman who will be the

Chief Executive Officer of Guardian Life, three other members designated by GIS, two members of the current management of RSIM Co., and two members selected jointly by GIS and the current management of RSIM Co.

Additional Information Regarding Advisory Fees.  RS Investments also provides management and other services and facilities to a number of other investment companies. Information with respect to the assets of and management fees payable to RS Investments by funds having investment objectives similar to those of the Funds is set forth in the table below:

RS Investment Trust Fund	Comparable Funds Managed by RS Investments	Annual Management Fee Rate	Total Net Assets as of December 31, 2005

RS Smaller Company Growth Fund	Security Equity Fund - Small Cap Growth Series	0.55% (first $100 million), 0.50% (next $300 million), 0.45% (over $400 million)*	$39,139,382
RS Smaller Company Growth Fund	SBL Fund - Series X	0.55% (first $100 million), 0.50% (next $300 million), 0.45% (over $400 million)*	$90,656,523
RS Smaller Company Growth Fund	Diversified Investors Special Equity Fund	0.50% (first $100 million), 0.40% (over $100 million)	$259,070,573
RS Smaller Company Growth Fund	Prudential Strategic Partners Conservative Allocation Fund	0.50% (first $150 million), 0.45% (over $150 million)**	$7,133,152
RS Smaller Company Growth Fund	Prudential Strategic Partners Moderate Allocation Fund	0.50% (first $150 million), 045% (over $150 million)**	$19,300,378
RS Smaller Company Growth Fund	Prudential Strategic Partners Growth Allocation Fund	0.50% (first $150 million), 0.45% (over $150 million)**	$22,929,228
RS Smaller Company Growth Fund	Prudential Series Fund - Diversified Conservative Growth Portfolio	0.50% (first $150 million), 0.45% (over $150 million)**	$7,512,838
RS Smaller Company Growth Fund	Prudential Target Portfolio Trust - Small Cap Growth	0.50% (first $150 million), 0.45% (over $150 million)**	$75,625,375
RS Smaller Company Growth Fund	Prudential Strategic Partners Small Cap Growth Fund	0.50% (first $150 million), 0.45% (over $150 million)**	$54,274,806
RS Midcap Opportunities Fund	Ohio National Fund - MidCap Opportunity Portfolio	0.60% (first $100 million), 0.55% (next $100 million), 050% (over $200 million)	$91,142,511
RS Emerging Growth Fund	MassMutual Select Emerging Growth Fund	0.65% (first $200 million), 0.60% (next $200 million), 0.55% (over $400 million)***	$127,399,426
RS Emerging Growth Fund	MML Series Emerging Growth Portfolio	0.65% (first $200 million), 0.60% (next $200 million), 0.55% (over $400 million)***	$13,837,933

* The assets of Security Equity Fund - Small Cap Growth Series and SBL Fund - Series X are aggregated for purposes of calculating management fees for these funds.

** The assets of  Prudential Strategic Partners Conservative Allocation Fund, Prudential Strategic Partners Moderate Allocation Fund, Prudential Strategic Partners Growth Allocation Fund, Prudential Series Fund - Diversified Conservative Growth Portfolio, Prudential Target Portfolio Trust - Small Cap Growth, and Prudential Strategic Partners Small Cap Growth Fund are aggregated for purposes of calculating management fees for these funds.

***The assets of MassMutual Select Emerging Growth Fund and MML Series Emerging Growth Portfolio are aggregated for purposes of calculating management fees for these funds.

Affiliated Brokerage. The following table provides, for the fiscal year ended December 31, 2005, (i) the aggregate dollar amount of brokerage commissions paid by each Fund to Thomas Weisel Partners Group, Inc. (“Thomas Weisel”) (of which Michael McCaffery, a Trustee of the Trust, became a Director in February 2006), (ii) the percentage of each Fund’s aggregate brokerage commissions paid to Thomas Weisel, and (iii) the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions effected through Thomas Weisel.

Fund	Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Transactions effected through Thomas Weisel

RS Diversified Growth Fund	$240,487	4.07%	4.41%
RS Emerging Growth Fund	$85,802	2.21%	1.88%
RS Growth Fund	$22,763	2.65%	2.98%
The Information Age Fund®	$13,479	2.16%	2.25%
RS Internet Age Fund®	$19,767	3.87%	3.93%
RS MidCap Opportunities Fund	$42,411	3.40%	2.58%
RS Smaller Company Growth Fund	$48,191	4.73%	5.32%
RS Global Natural Resources Fund	$13,636	0.45%	0.84%
RS Investors Fund	$532	1.12%	2.25%
RS Partners Fund	$102,057	1.83%	2.80%
RS Value Fund	$48,896	1.39%	1.65%

Section 15(f).  The Funds have been informed that GIS and RS Investments have agreed to take certain actions to comply with Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met.  First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser.  Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).  The Funds have been advised that neither RS Investments nor GIS, after due inquiry, is aware of any express or implied term, condition, arrangement, or understanding which would impose an “unfair burden” on the Funds as a result of the transaction.  RS Investments has undertaken to pay the costs and expenses of the meeting.

Required Vote. Shareholders of each Fund will vote separately to approve or disapprove the New Advisory Agreement with respect to that Fund.  As provided in the 1940 Act, approval of the New Advisory Agreement for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund and (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present at the Meeting in person or by proxy. If the shareholders of a Fund do not approve the New Advisory Agreement with respect to that Fund, the Trustees will take such further action with respect to that Fund as they may deem to be in the interest of the Fund.

The Board of Trustees recommends that the Shareholders of each Fund vote to approve the New Advisory Agreement.

PROPOSAL 2
ELECTION OF TRUSTEES

The Nominating Committee of the Board screens and selects members of the Board and consists solely of  Independent Trustees. The Nominating Committee has recommended that the Board nominate for election by shareholders Mr. Judson Bergman, Ms. Anne M. Goggin, Esq., and Mr. Dennis J. Manning, who are described in the following pages, and the Board has nominated such individuals.  The Board recommends that you vote in favor of their election.

Mr. Bergman currently serves as a Trustee of the Trust.  He was elected to that office by the current Trustees. Shareholders will be asked at the meeting to elect Mr. Bergman to serve as a Trustee of the Trust.  In connection with the transaction described above between GIS and RSIM Co., shareholders will be asked at the meeting to elect two additional Trustees of the Trust, Mr. Dennis J. Manning and Ms. Anne M. Goggin, Esq., their election to be effective upon the initial closing of that transaction.  (If the initial closing does not occur, those individuals will not serve as Trustees of the Trust.)  Mr. Michael McCaffery, a Trustee of the Trust who is an “interested person” of the Trust (as that term is defined in the 1940 Act), has informed the Trust of his intention to resign that position effective upon the occurrence of the initial closing of the transaction.  Mr. Manning, who will also be an interested person of the Trust, is being nominated to fill the vacancy that will be created by Mr. McCaffery’s resignation.

Each nominee has agreed to serve as a Trustee if elected.  However, if any of them is unable to serve or for good cause will not serve, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.  The term of office of each person elected as a Trustee will be until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified.  In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.  The Trust’s Amended and Restated Agreement and Declaration of Trust does not provide for the annual election of Trustees.

The following table provides information about the nominees for Trustees.  Each nominee’s principal occupation for the last five years is listed, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted.

Trustee Nominees

Name and Age	Position(s) Held/to be held with Trust	Length of Service+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/ to be Overseen by Trustee	Other Directorships held by Trustee++

Independent Trustee Nominee

Judson Bergman Age 49	Trustee	Since May 2006	Founder and CEO of Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	11	None.

Anne M. Goggin, Esq. Age 57	Trustee	N/A	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03.	11

Director (Trustee) of  The Park Avenue Portfolio, The Guardian Cash Fund, Inc., The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. and GIAC Funds, Inc. (collectively the “Guardian Fund Complex”).

Interested Trustee Nominee

Dennis J. Manning * Age 59	Trustee	N/A	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00.	11	Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.

+ Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.  In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++ Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. Manning will be an “interested person” under the 1940 Act by virtue of this position with The Guardian Life Insurance Company of America, the indirect parent of Guardian Investor Services LLC, which, pursuant to the transactions discussed above, will purchase approximately 65% of the ownership interest in RSIM Co., the Trust’s investment adviser.

The address of each nominee is c/o RS Investment Management, 388 Market Street, Suite 1700, San Francisco, CA 94111.

Additional information about the Board of Trustees and the nominees, including information about the current Trustees not standing for election, is set forth below. Information about the Funds, including information about their investment adviser, administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under “Fund Information” beginning on page [__].

Each Fund is a series of shares of the Trust.  Shares of all Funds shall vote as a single class for the Trustees.  Shareholders have no cumulative voting rights.

Required Vote
The nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting, if a quorum is present, shall be elected.

The Trustees of the Trust unanimously recommend that the shareholders of the Trust vote to elect each of the nominees as a Trustee of the Trust.

Additional Information about the Board of Trustees and Trustee Nominees

The following table provides information about the current Trustees not standing for election.  Each Trustee’s principal occupation for the last five years is listed, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted. Each of these Trustees was elected by the shareholders of the Trust on December 6, 2005.

Current Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Independent Trustees

Leonard B. Auerbach Age 59	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004-February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly, Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	11	Director, Luminent Mortgage Capital, Inc.

Jerome S. Contro Age 49	Trustee; Co-Chairman of the Board, August 2004-February 2006	Since June 2001	Partner, Tango Group, a private investment firm; formerly, Managing Director, Nuveen, a public investment management firm.	11	Director, Janus Capital Group.

John W. Glynn, Jr. Age 65	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	11	N/A.
Interested Trustee

Michael G. McCaffery* Age 52	Trustee	Since May 2002	President and CEO, Stanford Management Company, an investment management firm; formerly, Chairman and CEO, Robertson, Stephens & Company, Inc., an investment banking firm.	11	Director, KB Home; Director, Thomas Weisel Partners Group, Inc. (a broker-dealer through which the Funds effect transactions).

+ Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.  Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees.  In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++ Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. McCaffery is an interested person because he is an affiliated person of a broker-dealer through which the Funds effect transactions.

The address of each Trustee is c/o RS Investment Management, 388 Market Street, Suite 1700, San Francisco, CA 94111.

Committees

The Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust.  The Board has two standing committees – the Audit Committee and the Nominating Committee, which are described below.

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members

AUDIT COMMITTEE	4

Oversees the accounting and financial reporting process of the Trust and each of the Funds and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers. The Committee is also responsible for overseeing the quality and integrity of the Trust’s financial statements and the independent audit thereof.  The Committee also oversees, or, as appropriate, assists Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits.  The Committee also approves prior to appointment the engagement of the Trust’s independent registered accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm, and to act as a liason between the Trust’s independent registered public accounting firm and the full Board.

			Auerbach*, Bergman*, Contro*, Glynn*

NOMINATING COMMITTEE	3

Supervises the nominations and elections of independent Trustees of the Trust.  The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

			Auerbach*, Bergman*, Contro*, Glynn*

* Independent Trustees.

In the fiscal year of the Trust ended December 31, 2005, the Trustees of the Trust met five times.

Nominating Committee

The Trustees have adopted a written charter for the Nominating Committee, a copy of which is included as Schedule B to this Proxy Statement.  The Trust currently does not maintain a website on which the charter is available.

The Nominating Committee has not established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee.  The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment, and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate.  The Nominating Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, officers, or shareholders or any other source deemed appropriate by the Nominating Committee.  The Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nominating Committee of the Board has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trust’s Nominating Committee Charter, attached to this Proxy Statement as Schedule B.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

Share Ownership

As of May [   ], 2006, the Trustees and officers of the Trust did not own 1% or more of the outstanding shares of any class of any Fund.

The following table shows the dollar range of equity securities beneficially owned by each nominee Trustee (i) in the Funds and (ii) on an aggregate basis, in all Funds of the Trust overseen by the Trustee as of [May [   ], 2006.]

Trustee Nominees

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds

Independent Trustee Nominees

Judson Bergman	[to be provided][1]	[to be provided][1]

Anne M. Goggin, Esq.	[to be provided]	[to be provided]

Interested Trustee Nominee

Dennis J. Manning	[to be provided]	[to be provided]

[1]Includes indirect notional interests of Independent Trustees under the Trust’s deferred compensation plan.

The following table discloses the dollar range of equity securities beneficially owned by each current Trustee not standing for election in any RS Fund and, on an aggregate basis, in all of the Funds as of [May ____, 2006.]

Current Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Funds

Independent Trustees

Leonard B. Auerbach	RS Emerging Growth Fund >$100,000	>$100,000

RS Growth Fund >$100,000

RS Internet Age Fund® $50,001-$100,000

RS MidCap Opportunities Fund $50,001-$100,000

RS Smaller Company Growth Fund >$100,000

RS Partners Fund >$100,000

RS Value Fund >$100,000

RS Investors Fund $1-$10,000

Jerome S. Contro	RS Emerging Growth Fund $50,001-$100,000	>$100,000

RS MidCap Opportunities Fund $10,001-$50,000

RS Smaller Company Growth Fund $50,001-$100,000

RS Global Natural Resources Fund $10,001-$50,000

RS Partners Fund >$100,000

RS Investors Fund $1-$10,000

John W. Glynn, Jr.	RS Emerging Growth Fund $10,001-$50,000	>$100,000

RS Smaller Company Growth Fund >$100,000

Interested Trustee

Michael G. McCaffery	RS Emerging Growth Fund >$100,000	>$100,000

[1]Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan.

Neither the Independent Trustee nominees nor their immediate family members have any interest in RS Investments, PFPC, Inc., a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc., the Fund’s current distributor) (“PFPC”), the principal underwriter of the Trust, or GIS, the Fund’s proposed distributor and principal underwriter, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, PFPC, or GIS.

The following table provides information regarding each class of securities owned beneficially by any disinterested Trustee not standing for election and his immediate family members as of December 31, 2005, in RS Investments, PFPC, Inc., a subsidiary of PNC Bank Corp. (and an affiliate of PFPC Distributors, Inc., the Fund’s current distributor) (“PFPC”), the principal underwriter of the Trust, or GIS, the Fund’s proposed distributor and principal underwriter, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, PFPC, or GIS:

Current Trustees

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Leonard B. Auerbach*	—	—	—	—	—
Jerome S. Contro	—	—	—	—	—
John W. Glynn, Jr.	—	—	—	—	—

* Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P., of which RSRF Company, L.L.C., an affiliate of RS Investments, is the general partner.  He is also a Member of RS Property Fund IV, L.L.C. and RS Commercial Property Fund L.L.C., of which RS Fund IV Manager L.P. and RSCPF Manager, L.L.C., respectively, affiliates of RS Investments, are the Managing Members.  The value of Mr. Auerbach’s interest in these entities as of December 31, 2005, was approximately $100,000.

Shareholder Communications with the Board

The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board of Trustees, RS Investment Trust, c/o Chief Compliance Officer, 388 Market Street, San Francisco, CA 94111. Shareholders may mail written communications to the Independent Trustees, RS Investment Trust, c/o Chief Compliance Officer, 388 Market Street, Suite 1700, San Francisco, CA  94111.  In addition, shareholders may also send e-mails to the Independent Trustees at trustees@rsinvestments.com.  Shareholder communications must be (i) in writing and signed by the shareholder (or, in the case of e-mail, have the shareholder’s name at the end of the message) and (ii) identify the series (and, if applicable, class) and number of shares of the Trust held by the shareholder.

Trustee Compensation Table

The table below sets forth the compensation received by the Trustees during fiscal year 2005 for each Fund and the aggregate compensation paid to the Trustees by all the Funds of the Trust. The Trust currently pays each Independent Trustee a quarterly fee of $20,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees. Effective July 1, 2006, the annual compensation for the Chairman of the Board will be $100,000, and the annual compensation for the Chairman of the Audit Committee will be $90,000. Each Independent Trustee is also paid a fee for each telephonic meeting of the Board of Trustees in which he participates. The Trust may from time to time pay additional compensation to one or more Trustees for services performed or expenses incurred by those Trustees on behalf of the Trust, in amounts approved by the Board of Trustees. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund's net asset value.   The Trust does not pay any compensation to its officers or to Trustees who are “interested persons.”  Trustee Nominees did not receive compensation from the Funds during fiscal year 2005.

Name of Funds	Leonard B. Auerbach	Jerome S. Contro	John W. Glynn, Jr.	Michael G. McCaffery**

RS Diversified Growth Fund	$10,745	$7,197	$7,197	—
RS Emerging Growth Fund	$17,057	$11,881	$11,881	—
RS Growth Fund	$3,141	$2,278	$2,278	—
The Information Age Fund®	$1,517	$1,053	$1,053	—
RS Internet Age Fund®	$1,263	$893	$893	—
RS MidCap Opportunities Fund	$3,075	$2,244	$2,244	—
RS Smaller Company Growth Fund	$3,218	$2,379	$2,379	—
RS Global Natural Resources Fund	$16,408	$13,364	$13,364	—
RS Investors Fund***	$45	$45	$45	—
RS Partners Fund	$30,141	$22,052	$22,052	—
RS Value Fund	$15,640	$12,614	$12,614	—
Pension or Retirement Benefits Accrued as Part of Trust Expenses	—	—	—	—
Estimated Annual Benefits Upon Retirement	—	—	—	—
Total Cash Compensation From Fund Complex*	$102,250	$76,000	$76,000	—

* Under a Deferred Compensation Plan (the “Plan”) adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Since October 1, 2003, the disinterested Trustees have directed that all of their regular Trustee compensation be invested in the Funds as part of the Plan.  As of December 31, 2005, the total amount of deferred compensation payable to or accrued for Mr. Auerbach was $334,877, for Mr. Contro was $369,015, and for Mr. Glynn was $351,872.

** Mr. McCaffery is an interested person because he is an affiliated person of a broker-dealer through which the Funds effect transactions. Mr. McCaffery will be succeeded by Mr. Manning in the event of his election.

*** RS Investors Fund commenced operations on November 15, 2005.

FUND INFORMATION

This section provides certain additional information about the Trust, including information about its principal underwriter and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Administrator and Principal Underwriter.  RS Investment Management, L.P., a California limited partnership, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the administrator of certain of the Funds.  Each of RS Diversified Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund has entered into an Administrative Services Agreement with RS Investments pursuant to which RS Investments provides business management services to the Funds and generally manages all of the business affairs of the Funds, subject to the general oversight of the Trustees.  No fees are payable by the Funds under the Administrative Services Agreement. The New Advisory Agreement provides that RS Investments will provide administrative services to all of the Funds, including the Funds listed above.

The Trust, on behalf of each Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc., a subsidiary of PNC Bank Corp. (an affiliate of PFPC Distributors, Inc., the Funds distributor) (“PFPC”), pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Funds. It is anticipated that this arrangement will remain in place following the transaction. PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, is the principal underwriter of the Funds’ shares.   As noted above, it is expected that GIS will be appointed to serve as the Funds’ principal underwriter following the transaction.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP was the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005, and has been selected as the independent registered public accounting firm for fiscal year 2006 for all Funds.

Representatives from PricewaterhouseCoopers LLP are not expected to attend the Meeting.  However, if requested in writing by any shareholder at least five days prior to the date of the meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

The Audit Committee pre-approves at least annually audit and non-audit services provided by PricewaterhouseCoopers LLP that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X.  In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee.  That approval is reported to the Audit Committee at its next meeting.

Schedule C attached hereto includes tables that set forth for the Trust, for its two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust that related directly to the Trust’s operations and financial reporting under the following captions:

(i)

Audit Fees – fees related to the audit review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)

Audit-Related Fees - fees for services traditionally performed by PricewaterhouseCoopers LLP, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

(iii)

Tax Fees - fees for tax compliance, tax planning, and tax advice services.  Tax planning and tax advice services include assistance with the audits, employee benefit plans, and requests for ruling or technical advice from tax authorities.

(iv)	All Other Fees - fees for services relating to accounting for fund mergers and examination of investment management controls.

Schedule C attached hereto also sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, for the Trust’s two most recent fiscal years, for non-audit services rendered to the Trust and to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Executive Officers.  The following table provides information about the current executive officers of the Trust.  Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees.  Each such officer’s principal occupation is as an employee or officer of RS Investments, RSIM Co., or their affiliates.  Each officer’s principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

Name and Age	Position(s) Held with Trust	Officer Since (1)	Principal Occupations During the Past Five Years & Directorships (2)

Terry R. Otton Age 52	President, Principal Executive Officer, Treasurer, Principal Financial and Accounting Officer

President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer since May 2004

CEO and CFO (prior to September 2005, co-CEO, COO, and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm; previously, Chief Financial Officer, Robertson, Stephens & Company, Inc., an investment banking firm.

Benjamin L. Douglas Age 39	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.

John J. Sanders, Jr. Age 60	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004

Chief Compliance Officer,  RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm; previously, Compliance Director of the broker-dealer, Robertson, Stephens & Company, Inc.

(1)	Date first appointed to serve as an officer of the Trust. Each officer has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

The Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Amended and Restated Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Interests of Certain Persons.  Schedule D attached hereto sets forth, as of [May __], 2006, to the best knowledge of the Trust, the shareholders who owned of record more than 5% of the outstanding shares of such Fund.  The Trust is not aware of any shareholder who owned beneficially 5% or more of a Fund’s outstanding shares as of [May __], 2006.

To the knowledge of the Trust, no Trustees of the Trust have made any purchases or sales of any direct or indirect interest in RS Investments or GIS since the beginning of commencement of the Trust’s most recent fiscal year beginning on January 1, 2006.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies.  Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trust to act as inspectors of election for the Meeting.  The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, and “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote. Abstentions and broker non-votes not have any effect on  the election of Trustees, but will have the effect of votes against the proposal to approve the New Advisory Agreement.

“Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. The Trust may request that selected brokers or nominees refrain from returning proxies in respect of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

The Amended and Restated Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting although approval of a greater percentage of the outstanding shares of a Fund will be required in respect of the approval of the New Advisory Agreement for that Fund.

The Board of Trustees knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Instructions for Voting Proxies.  The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting.  To vote by mail, please mark, sign, date, and return the enclosed proxy card following the instructions printed on the card.  To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website.  To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card.  Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services (“CFS”), our proxy solicitor, if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy instruction is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on each Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her instruction and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

Adjournment.  If a quorum for any Fund or for the Trust as a whole is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal in which that Fund’s shareholders are voting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting as to that Fund and Proposal, or as to the Trust with respect to Proposal 2, to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy, or in the case of the Trust, an affirmative of a majority of the shares of the Trust represented at the Meeting in person or by proxy. The persons named as proxies will vote all proxies that they are entitled to vote for a Proposal FOR such an adjournment with respect to that Proposal; any proxies required to be voted against any Proposal will be voted AGAINST adjournment as to that proposal; proxies marked to abstain from voting on any Proposal will abstain from voting on adjournment as to that Proposal; broker non-votes received in respect of a Proposal will be considered votes FOR such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by RS Investments.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. The Trust’s Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2007.  Shareholder proposals for inclusion in the Trust’s Proxy Statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

SCHEDULE A

New Advisory Agreement

RS INVESTMENT TRUST
INVESTMENT ADVISORY AGREEMENT

          This INVESTMENT ADVISORY AGREEMENT (“Agreement”) made as of the [___] day of  [          ], 2006, by and between RS INVESTMENT TRUST, a business trust organized and existing under the laws of The Commonwealth of Massachusetts (the “Trust”), on behalf of each of its series of shares of beneficial interest named on Schedule 1 to this Agreement, as it may be amended by the parties from time to time (each, a “Fund”), and RS INVESTMENT MANAGEMENT CO. LLC (the “Adviser”)

W I T N E S S E T H :

          WHEREAS, the Trust is an open-end, management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Act”); and

          WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and each Fund pursuant to the terms and provisions of this Agreement, and the Adviser is willing to furnish said advice and services;

          NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

          1. Employment of Adviser. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder, (i) furnish the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects in respect of the investment management of each Fund which the Trust’s Board of Trustees may request, and (iii) in general superintend and manage the investments of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees. In addition, the Adviser shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall furnish such office space and personnel as are needed by the Fund.

          (b) The Adviser shall determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations with or through such persons, brokers, or dealers in conformity with the policy with respect to brokerage as set forth in the Trust’s Registration Statement and each Fund’s Prospectus and Statement of Additional Information or as the Trustees may direct from time to time.

          2. Sub-advisers and Consultants. The Adviser may from time to time, in its discretion and with the approval of the Board of Trustees, delegate certain of its responsibilities under this Agreement in respect of any Fund to one or more qualified companies (each, a “sub-adviser”), each of which is registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of employing such sub-advisers and of the sub-advisers themselves are borne by the Adviser or the sub-adviser and not by the Fund in question.   Unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of the Adviser in respect of the activities of any such sub-adviser shall be to provide to the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement with the sub-adviser, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time (which oversight may include periodic review of policies and procedures of the sub-adviser but will not include approval of or responsibility for specific investment decisions by the sub-adviser) and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, in accordance with the standard of care set out in Section 11 below, and (ii) assuming compliance by the Adviser with its obligations under clause (i), the Adviser shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part of the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, the Adviser, or the sub-adviser.

          3. Adviser is Independent Contractor. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or any Fund in any way, or in any way be deemed an agent for the Trust or any Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and each Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

          4. Responsibilities and Personnel of Adviser. The Adviser agrees to use its best efforts in the furnishing of investment advice, research, and recommendations to each Fund, in the preparation of reports and information, and in the management of each Fund’s assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Adviser may desire and request.

          5. Furnishing of Statements and Reports. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of each Fund and information as to each Fund’s investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal information, and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

          6. Expenses of Each Party. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Trust and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust’s Trustees, who are “interested persons” of the Trust (as defined in the Act).

          (b) The Trust shall bear all expenses of each Fund’s organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of each Fund and out of such Fund’s assets shall pay:

          (A) Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing, and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

          (B) Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

(C) Books and Records. All costs and expenses associated with the maintenance of the Fund’s books of account and records as required by the Act;

          (D) Shareholder Meetings. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund’s shareholders held solely for the benefit of the Adviser;

          (E) Prospectuses and Statements of Additional Information. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of the Fund’s shares and of mailing them to shareholders;

(F) Pricing. All expenses of computing the Fund’s net asset values per share, including the cost of any equipment or services used for obtaining price quotations;

(G) Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent, or any other agent selected by the Trust;

(H) Legal and Accounting Fees and Expenses. All charges for services and expenses of the Trust’s legal counsel and independent auditors for the benefit of the Trust;

          (I) Trustees’ Fees and Expenses. All compensation of Trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

          (J) Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, printing, and filing of any registration statement, Prospectus, and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

          (K) State Registration Fees. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

          (L) Issue and Redemption of Trust Shares. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund’s share certificates;

(M) Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

(N) Brokerage Commissions. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund’s portfolio securities;

          (O) Taxes. All taxes or governmental fees payable by or in respect of the Trust or the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

(P) Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization;

(Q) Interest. All interest which may accrue and be payable as a result of the Fund’s activities;

(R) Stationery and Postage. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

          (S) Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, and agents.

          7. Reimbursement for Advanced Costs and Expenses. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or a Fund, as set forth herein, the Trust on behalf of such Fund and out of such Fund’s assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund only to the extent of its actual costs for such services.

          8. Fees. (a) The Trust on behalf of each Fund and out of each Fund’s assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate per annum set out on Schedule 1 hereto of the average daily net assets of such Fund.

          (b) The management fee shall be accrued daily during each month by the Trust on behalf of each Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

          (c) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder.

          (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund in question. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

          9. Short Positions in Funds’ Shares. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of any Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing, or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

          10. Relationship to Provisions of Agreement and Declaration of Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and any Fund.

          11. Duties and Standards of Care. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or any Fund or to any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

          (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

          12. Term and Renewal. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter in respect of each Fund so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

          13. Termination. This Agreement may be terminated in respect of a Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of the Fund’s outstanding voting securities, upon sixty (60) days written notice to the Adviser, and by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall also terminate in the event of any assignment thereof, as defined in the Act.

          14. Certain Definitions.  The terms “majority of the outstanding voting securities” of the Trust or the Fund and “interested persons” shall have the meanings as set forth in the Act. The term “net assets” shall have the meaning and shall be calculated as set forth in the Trust’s Registration Statement from time to time.

          15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

          16. Headings. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

          17. Notice. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust’s shares individually but are binding only upon the assets and property of the Fund in question. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust’s obligations hereunder shall be limited to the Fund in question and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of any Fund nor from any Trustee, officer, employee, or agent of the Trust.

          18. Name. The Adviser owns or has the right to use the words “RS” and “RSIM” which may be used by the Trust only with the consent of the Adviser. The Adviser consents to the use by the Trust of such words in such forms as the Adviser shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Trust shall fully perform, fulfill, and comply with all provisions of this Agreement expressed herein to be performed, fulfilled, or complied with by it. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Adviser to the Trust to use said name as part of a business or name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Adviser and the Trust, the Adviser has the exclusive right so to authorize others to use the same; the Trust acknowledges and agrees that as between the Adviser and the Trust, the Adviser has the exclusive right so to use, or authorize others to use, said words and the Trust agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Trust agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Adviser, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the words “RS,” or “RSIM” and will not thereafter transact any business in a name containing the words “RS” and “RSIM” in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the words “RS” or “RSIM” or any other reference to the Adviser. Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors, and all other persons claiming under or through it.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.

RS INVESTMENT TRUST

President

RS INVESTMENT MANAGEMENT CO. LLC

SCHEDULE 1

RS Diversified Growth Fund	1.00%
RS Emerging Growth Fund	0.95%
RS Global Natural Resources Fund	1.00%
RS Internet Age Fund®	1.00%
RS MidCap Opportunities Fund	0.85%
RS Smaller Company Growth Fund	1.00%
The Information Age Fund®	1.00%
RS Value Fund	0.85%
RS Partners Fund	1.00%
RS Growth Fund	0.80%
RS Investors Fund	1.00%

SCHEDULE B

RS Investment Trust

Nominating Committee
Charter
As Amended as of September 15, 2004

A.       Mission Statement.

          The Nominating Committee (the “Committee”) is intended to assist the Board of Trustees of the RS Investment Trust (the “Trust”) in effectively performing its duty to fill vacancies under the Investment Company Act of 1940, as amended (the “1940 Act”), and applicable law.  The responsibilities of the Committee are to supervise the nominations and elections of independent trustees of the Trust.

B.       Members and Qualifications.

1.

The Committee shall consist of all of the independent trustees of the Trust, i.e., each trustee who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act and the rules and regulations thereunder.

C.       Meetings.

1.	The Committee shall meet separately from the full Board of Trustees.

2.	The Committee may hold meetings at such times and locations as the Committee may determine.

3.

The agenda and minutes for each meeting of the Committee shall be prepared and maintained by counsel to the independent trustees or, in the absence of such counsel, by such other person as may be appointed by the Committee.

4.

At any meeting of the Committee a majority of its members shall constitute a quorum.  When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Declaration of Trust or By-Laws.

5.	The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter.

D.       Organizational Matters.

1.	The Committee may seek advice from counsel for the Fund or for the independent trustees.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities.

3.	Costs incurred by the Committee in performing its functions under this Charter shall be borne by the Trust.

E.       Nomination of Independent Trustees.

1.	The Committee shall nominate, for consideration by the shareholders or the Board of Trustees in accordance with Section 16(a) of the 1940 Act, candidates to serve as independent trustees of the Trust.

2.	The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

3.

In making nominations under paragraph E.1 the Committee shall evaluate candidates’ qualifications for Board membership, their independence from RS Investment Management, L.P. and its affiliates (“RS Investments”) and other principal service providers, and the effect of any relationships beyond those stated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with RS Investment Management or other service providers.

4.

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources:  (i) the Trust’s current Trustees, (ii) the Trust’s officers, (ii) the Trust’s investment adviser or any subadviser, (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.  The Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

5.

The Committee shall not nominate any individual to the Board if the addition of such individual to the Board would cause more than 25 percent of the members of the Board to be persons who either (a) have been directors, officers, or employees of RS Investment Management, L.P. or RS Investment Management, Inc. (collectively, “RS”) during the preceding 10 years or (b) are interested persons, as defined in the 1940 Act, of any RS Fund or of RS.

6.

In making nominations under paragraph E.1, the Committee shall (a) provide RS Investments with an opportunity to suggest candidates to serve as independent Trustees and (b) afford RS Investments an opportunity to meet with and comment upon other candidates considered by the Committee.

7.

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix  A will not be considered by the Committee.

F.       Effectiveness of the Committee.

          The Committee shall at each Meeting consider whether any steps should be taken to improve the effectiveness of the Committee including, among other things, whether this Charter should be modified.

Supplement A to Schedule B

Procedures for Shareholders to Submit Nominee Candidates

(As of May 25, 2004)

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee  meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

SCHEDULE C

Independent Registered Public Accounting Firm Fees

Fees for services rendered to the Trust by PricewaterhouseCoopers LLP.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees*

December 31, 2004	$414,720	$—	$82,080	$—
December 31, 2005	$455,456	$—	$93,285	$—

* Fees are exclusive of out of pocket expenses.

Fees for services rendered by PricewaterhouseCoopers LLP to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust if the engagement related directly to the operations and financial reporting of the Trust.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*

December 31, 2004	$45,000	$35,000	$135,000
December 31, 2005	$45,000	$37,500	$150,000

* Fees are exclusive of out of pocket expenses.

During the periods indicated in the table above, no services relating to the “Audit-Related Fees”, “Tax Fees” and “All Other Fees” disclosed above were approved by the Trust’s audit committee pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Trust, and rendered to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to the Trust for each of the last two fiscal years of the Trust were $475,990 for 2004 and $227,990 for 2005.

C-1

SCHEDULE D

Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

RS Diversified Growth Fund

RS Emerging Growth Fund

RS Growth Fund

The Information Age Fund®

RS Internet Age Fund®

RS MidCap Opportunities Fund

RS Smaller Company Growth Fund

D-1

Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

RS Global Natural Resources Fund

RS Investors Fund

RS Partners Fund

RS Value Fund

D-2

[RS Investment Trust Logo]
RS Investment Trust
388 Market Street
San Francisco, CA 94111

PROXY SOLICITED BY THE BOARD OF TRUSTEES

[Name of RS Fund]
PROXY FOR MEETING OF SHAREHOLDERS
July __, 2006

The undersigned hereby appoints Terry R. Otton, Benjamin L. Douglas and John J. Sanders, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Rs Investment Trust, on July __, 2006, at 8:00 a.m. (Pacific Time), and at any adjournments thereof, all of the shares of [name of RS Fund] (the “Fund”) which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.

KEEP THIS PORTION FOR YOUR RECORDS

VOTE VIA THE INTERNET:
VOTE VIA THE TELEPHONE:

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

[Please detach at perforation before mailing.]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.  THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 1 AND 2.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:	☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
[Name of RS Fund]

PROPOSAL BY THE TRUST

1.	To approve a new advisory agreement between RS Investment Management Co. LLC and RS Investment Trust, on behalf of the Fund.	FOR	AGAINST	ABSTAIN

		☐	☐	☐

2.	Proposal to elect Trustees.		FOR all nominees listed (except as marked to the contrary at left)	WITHHOLD authority to vote for all nominees
Nominee: (1) Judson Bergman; (2) Anne M. Goggin; (3) Dennis J. Manning.

			☐	☐

Instruction: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below: